Economic Context in Which the Group Operates	12 Months Ended
Jun. 30, 2020
Economic Contextin Which the Group Operates [Abstract]
Economic context in which the Group operates
35.	Economic context in which the Group operates

The Group operates in a complex economic context, whose main economic variables have recently had strong volatility, both nationally and internationally.

The results of our operations may be affected by fluctuations in the inflation index and in the exchange rate of the Argentine peso against other currencies, specifically the dollar, changes in interest rates that have an impact on the cost of capital, changes in government policies, capital controls and other political or economic events both internationally and locally that affect the country.

On December 2019, a new strain of coronavirus (COVID-19) appared in Wuhan, China. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic. In response, countries have taken extraordinary measures to contain the spread of the virus, including imposing travel restrictions and closing borders, closing businesses deemed non-essential, instructing residents to practice social distancing, implementing quarantines, among other measures. The ongoing pandemic and these extraordinary government measures are affecting global economic activity, resulting in significant volatility in global financial markets.

On March 3, 2020, the first case of COVID-19 was registered in the country and until September 21, 2020, more than 600,000 cases of infections had been confirmed in Argentina, by virtue of which the Argentinian Government implemented a series of sanitary isolation measures at the national level that began on March 19, 2020 and extended several times, most recently until October 11, 2020 inclusive (which could be extended for the duration of the epidemiological situation) , which affected the local economy. These measures include: the extension of the public emergency in health matters, the total closure of borders, the suspension of international and cabotage flights, the suspension of medium and long-distance land transport, the suspension of artistic and sports shows, closure of businesses not considered essential, including shopping malls and hotels.

This series of measures affected a large part of Argentine companies, which experienced a fall in their income and a deterioration in the payment cycle. In this context, the Argentine government announced different measures aimed at alleviating the financial crisis of the companies affected by the COVID-19 pandemic. Likewise, it should be noted that, the stagnation of the Argentine economy it is accompanied by a context of international crisis as a consequence of the COVID-19 pandemic. In this scenario, a strong contraction of the Argentine economy is expected.

After severals negotiations between the Argentine government and the private holders of the external debt, the Argentine government announced a principle of agreement with the main groups of private holders, in order to avoid default. On August 28, 2020, the government reported that the holders of 93.55% of the total outstanding principal amount of all the bonds accepted the debt swap, and on August 31, 2020, the Argentine government obtained the required consents to swap and / or modify 99.01% of the total outstanding principal amount of all series of eligible bonds. As of the date of issuance of these Financial Statements, the new bonds are already trading on the market.

In addition, the government is challenged to achieve a successful debt renegotiation with the International Monetary Fund (IMF). In the event that Argentina achieves a favorable result and agrees to restructure its debt with the IMF, this could have a favorable impact on the Argentine economy, in the medium and long term. On the contrary, the lack of an agreement with external private holders could lead to a default of the Argentine sovereign debt and, consequently, this situation could generate limitations to the companies' ability to access new financing.

At a local level, the following was observed:

●	In June 2020, the indicador called Monthly Estimator of Economic Activity (“EMAE”) reported by the National Institute of Statistics and Censuses (“INDEC”), registered a variation of (12.3%) compared to the same month of 2019, and from 7.4% compared to the previous month.

●	The study on market expectations prepared by the Argentine Central Bank in July 2020, called the Compilation of Market Expectations (“REM”), estimates an inflation of 39.5% for 2020. REM analysts forecast a variation in real GDP for 2020 of (12.5%). In turn, they foresee that in 2021 the economic activity will increased in 5.6%. There is an expectation of growth for the third quarter of 2020, motivated by the fact that the effect of the pandemic is perceived as transitory and a recovery in economic activity will begin soon.

●	Year-to-year inflation as of June 30, 2020 reached 42.8%.

●	Throughout the period from July 2019 to June 2020, the Argentine peso depreciated 66% against the US dollar according to the average wholesale exchange rate quoted by Banco de la Nación Argentina. Given the exchange restrictions since August 2019, there is an exchange gap of approximately 75% between the official price of the dollar and its price in parallel markets, which has an impact on the level of activity of the economy and affects the level of reserves of the Argentine Central Bank. Additionally, these exchange restrictions, or those that may be issued in the future, could affect the Group's ability to access the Single Exchange Free Market (MULC) to acquire the necessary currencies to meet its financial obligations.

On September 15, 2020, the Argentine Central Bank published communications "A" 7105 and 7106, which establishes, among other measures, that those who register financial debts with capital maturities in foreign currency scheduled between 10.15.2020 and 03.31.2021, they must present a refinancing plan to the Argentine Central Bank based on the following criteria: (a) that the net amount for which the exchange market will be accessed in the original terms will not exceed 40% of the amount of capital maturing in the period indicated above, and (b) that the rest of the capital is, as a minimum, refinanced with a new external debt with an average maturity of 2 years, provided that the new debt is settled in the exchanges market. It is worth mentioning that, for the maturities to be registered from the effective date of the communication (September 16, 2020) and until 12.31.2020, the refinancing plan must be submitted prior to 09.30.2020; and the submission deadline for the remaining maturities -between January 1, 2021 and March 31, 2021, must be submitted with a term of at least 30 calendar days before the maturity of the capital to be refinanced. The Group is analyzing the impact of these communications in order to comply in due time and form with the requirements of the Argentine Central Bank, and the impact of the aforementioned regulations on its businesses.

COVID-19 Pandemic

The COVID-19 pandemic, originated in China and subsequently spread to numerous countries, including Argentina, is adversely impacting the global economy, the Argentine economy and the Group's business. Although the COVID-19 pandemic has had a national impact on the activity carried out by the Group, it is still too early to assess its full extent.

The current estimated impacts of the COVID-19 pandemic on the Group as of the date of these Financial Statements are established below:

●	As a consequence of the social, preventive and mandatory isolation, the shopping malls across the country were closed since March 20, 2020, exclusively remaining operational those stores dedicated to activities considered essential such as pharmacies, supermarkets and banks, while some gastronomic and clothing stores are working by delivery and sale system by WhatsApp. In the interior of the country, in May and June, some provinces proceeded to flexibilize isolation measures and open their commercial and recreational activities, such as Salta, Mendoza, Santa Fe y Córdoba, opening the Alto Noa, Mendoza Plaza, Alto Rosario, La Ribera and Córdoba shopping centers, operating with a strict protocol that includes reduced hours, social distancing and a rigorous control of security and hygiene. In July 2020, Alto Comahue shopping center in Neuquén was opened and at the beginning of August 2020, the Arcos District, an open-air premium outlet in the city of Buenos Aires, was opened. As of August 31, 44% of the square meters of the Group's shopping centers were open operating with rigorous protocols. However, the uncertainty of the situation could cause setbacks in the openings already made, as happened in the Alto Rosario and Alto Noa shopping centers, which closed for a period of 14 and 7 days respectively in September due to the increase in cases in those regions.

●	Given the closure of the shopping malls, the Group has decided to postpone the maturity of the Base Rent and the collective promotion funds until September 30, 2020, prioritizing the long-term relationship with the tenants. Additionally, an increase in the delinquency rates of some tenants has been detected. As a result of the above, the impact on shopping centers is a 30.5% decrease in rental and service income compared to the previous year and 83% compared to the last quarter of the previous year. Additionally, the charge for doubtful accounts in the year ended June 30, 2020 is ARS 305 million and ARS 187 million in the last quarter of the year.

●	Regarding the offices, although the majority of tenants are working from home, they are operating with strict safety and hygiene protocols. To date, we have not seen any deterioration in collection.

●	La Rural, the Convention Centers of Buenos Aires and Punta del Este and the DirecTV Arena stadium, establishments that the Group owns directly or indirectly, have also been closed since March 20. All scheduled conferences are suspended, much of the fairs and conventions have been postponed, while the shows scheduled at the DIRECTV Arena have been mostly canceled. The reopening date of these establishments is uncertain, as well as the future agenda of fairs, conventions and shows.

●	Regarding financial debt maturities for the next twelve months, the Group has in September 2020 the maturity of Class IV Notes for a nominal value of USD 140 million and an equivalent of USD 23 million with banks.

It should be mentioned that IRSA Propiedades Comerciales has a cash position and equivalents (including current financial investments) as of June 30, 2020 of approximately USD 155 million and after the end of the fiscal year, it has sold office assets for the sum of USD 128.6. With these funds, the Group canceled its Class IV Notes for an amount of USD140 million on September 14, 2020.

The final extent of the Coronavirus outbreak and its impact on the country's economy is unknown and cannot be reasonably predicted. However, although it has produced significant short-term effects, they are not expected to affect business continuity. Although there are economic impacts in the short term, it is estimated that the Group will be able to continue meeting its financial commitments for the next twelve months.

The Group is closely monitoring the situation and taking all necessary measures to preserve the human life and the Group's business.